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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 7, 2000 relating to the financial statements of Cheap Tickets, Inc., which appears in Cheap Tickets, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


                                          /s/ PricewaterhouseCoopers LLP



Honolulu, Hawaii
September 26, 2000